UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 14, 2021

SPRING VALLEY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39736	98-1588588
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Ave., Suite 1675 Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)

(214) 308-5230

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act

CALCULATION OF REGISTRATION FEE

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SVSVU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SV	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVSVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on March 25, 2021, Spring Valley Acquisition Corp., a Cayman Islands exempted company (“Spring Valley”), Spring Valley Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Dream Holdings, Inc., a Delaware public benefit corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which the Company will be merged with and into Merger Sub (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Spring Valley (the “Surviving Corporation”).

Termination of the Merger Agreement

On October 14, 2021, Spring Valley, Merger Sub and the Company entered into a Termination Agreement (the “Termination Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Merger Agreement. The termination of the Merger Agreement is effective as of October 14, 2021.

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, and certain transaction agreements entered into in connection with the Merger Agreement, including, but not limited to, (i) the Sponsor Support Agreement, dated as of March 25, 2021, by and among Spring Valley, the Company and SV Acquisition Sponsor Sub, LLC, a Delaware limited liability company, and (ii) the Subscription Agreements, each dated March 25, 2021, between Spring Valley and certain investors, will automatically either be terminated in accordance with their terms or be of no further force and effect.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by Spring Valley on March 26, 2021, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01.	Other Events.

On October 14, 2021, Spring Valley issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Merger Agreement, Spring Valley intends to withdraw its registration statement on Form S-4, as amended from time to time, initially filed with the SEC on March 26, 2021.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the opinions and estimates of management of Spring Valley, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and Spring Valley’s performance to differ materially is included in Spring Valley’s periodic reports ﬁled with the SEC, including but not limited to Spring Valley’s annual report on Form 10-K, as amended, for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. Copies of the Spring Valley’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Spring Valley. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Spring Valley undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination Agreement, dated as of October 14, 2021, by and between Spring Valley, Merger Sub and the Company.
99.1	Press Release, dated October 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spring Valley Acquisition Corp.

Date: October 14, 2021	By:	/s/ Christopher Sorrells

Name: Christopher Sorrells Title: Chief Executive Officer

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